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                                                                   EXHIBIT 10.67



                                            September 22, 1998

Mr. Eric G. Walters
165 Cambridge Turnpike
Concord, MA 01742

                  Re: Amendment of Employment Agreement
                      ---------------------------------

Dear Eric,

This letter agreement serves to further amend the employment agreement dated as of June 1, 1991, by and between you and PolyMedica Industries, Inc. (the "Company"), as amended by certain letter agreements dated as of December 5, 1991; March 18, 1993; March 31, 1994; April 11, 1995; April 3, 1996; July 1,
1997; and July 1, 1998 (together, the "Employment Agreement").

         SALARY. The Base Salary, as defined in Section 3.1. of the Employment Agreement, shall be increased to $166,100 effective August 1, 1998.

If the foregoing is acceptable to you, please indicate your agreement by signing a copy of this letter agreement and returning it to the undersigned.

                                            Very truly yours,



                                            /s/ Steven J. Lee
                                            ------------------------------------
                                            Steven J. Lee
                                            Chairman and Chief Executive Officer

ACCEPTED AND AGREED TO:



/s/ Eric G. Walters
----------------------------
Eric G. Walters